2026 J.P. MORGAN HEALTHCARE CONFERENCE GENERATIVE AI DRUG CREATION

GENERATIVE AI DRUG CREATION

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Disclaimers

1 FORWARD-LOOKING STATEMENTS

Statements contained in this press release regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding any or all of the following: (i) Absci's preclinical studies, clinical trials, as well as partnered and internally developed programs, including, without limitation, manufacturing capabilities, status of such studies and trials and expectations regarding data, safety and efficacy generally; (ii) data included in the above-described oral presentation, as well as the ability to use data from ongoing and planned clinical trials for the design and initiation of further clinical trials; (iii) Absci's strategy, goals, anticipated financial performance and the sufficiency of its cash resources; (iv) regulatory submissions and authorizations, including timelines for and expectations regarding any anticipated regulatory agency decisions; (v) the expected benefits of its collaborations with partners; and (vi) the therapeutic value, development, and commercial potential of antibody therapies, as well as other technologies. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation, the risks and uncertainties discussed under the heading "Risk Factors" in Absci Corporation's most recent annual report on Form 10-K and in any other subsequent filings made by Absci Corporation with the U.S. Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We disclaim any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by law.

2 MARKET AND STATISTICAL INFORMATION

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness.

3 TRADEMARK USAGE

This presentation/document/webpage contains references to our trademarks and service marks and to those belonging to third parties. Absci®, a®, SoluPro®, Bionic SoluPro® and SoluPure® are Absci registered trademarks with the U.S. Patent and Trademark Office. We also use various other trademarks, service marks and trade names in our business, including the Absci AI logo mark (ai), the Unlimit with us mark (Unlimit With Us™), Denovium, Integrated Drug Creation, HiPrBind, and IgDesign. All other trademarks, service marks or trade names referred to in this presentation/document/webpage are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation/document/webpage may be referred to with or without the trademark symbols, but references which omit the symbols should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto

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FROM CODE TO CLINIC

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Industrializing Drug Discovery


DATA TO TRAIN
6-week Lab in the loop cycles
WET LAB TO VALIDATE
AI TO CREATE

INDUSTRIALIZED AI x WET-LAB ENGINE


$10-15mil (Absci)
CAPITAL INVESTMENT
$50-100mil (Large Pharma)
24 Months (Absci)
DISCOVERY TIMELINE
5-6 years (Large Pharma)

INCREASING 'SHOTS-ON GOAL' WITH FASTER AND CAPITAL EFFICIENT DISCOVERY

1 **ABS-201 FOR ANDROGENETIC ALOPECIA**

Category re-defining opportunity for AGA in Ph1/2a trials

2 **ABS-201 FOR ENDOMETRIOSIS**

Disease modifying opportunity for Endometriosis in Ph1 trials

3 **ABS-101 FOR IBD**

Demonstrated improved half-life and tissue penetration vs 1st gen TL1a molecules and ready for partnering

DELIVERING 3 CLINICAL-STAGE PROGRAMS TO DATE

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FROM CODE TO CLINIC

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RAISING THE BAR ON DE NOVO DESIGN

Absci is the first validated platform to *de novo* design full length antibodies against 'zero-prior' epitopes with atomic accuracy



SCAN QR CODE TO DOWNLOAD THE MANUSCRIPT

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FROM CODE TO CLINIC

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Strategy to leverage our *de novo* design platform on category creation opportunities that:

- Addresses large unmet medical need with significant commercial opportunity
- Provides step-function improvement to standard of care
- Tackles ‘first-in-class’ or ‘disease modifying’ biology


STEP FUNCTION LEAP
IN PATIENT BENEFIT
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INCREMENTAL BENEFITS
UNMET MEDICAL NEED / PATIENT VALUE

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ABS-201 has the potential to unlock a wholly new category of therapy in hair “re-growth” Significant clinical and commercial unmet need in androgenetic alopecia1. Strong scientific rationale, with validated target, de-risked Mode of Action, and pharmacology2. 3. COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 6 A B S - 2 0 1 Straightforward development path with objective endpoints

ABS-201 | AGA

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PRLR inhibition for androgenetic alopecia is an innovative alternative to current treatment options


PROPOSED DIRECT IMPACT OF ABS-201 ON HAIR CYCLE STAGES
Catagen
↑↑ Apoptosis & Regression
2-4 weeks
PRLR
Anagen
Active Growth
+ New Hair
Telogen
Resting Phase
Hair falls out
ABS-201
Catagen Apoptosis
+
Regression
PRLR
Anagen
↑↑ Active Growth
& New Hair
2-6 years
Telogen Resting
Phase
Hair falls out

ABS-201 HAS THE POTENTIAL TO:

- **Shift the balance in hair cycle stage towards anagen phase[1,2] with:**
  - Active and new hair growth
  - Prevention of telogen effluvium
- **Promote a long-lasting effect after treatment cessation**
- **Block cessation of pigmentation, which may lead to the restoration of hair pigmentation[2]**

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8 A B S 2 0 1 | A G A Terminal hair count ”Thick Hairs” in prior bald areas o Hair regrowth observed for both male and female animals (>100 hairs/cm2 increase in bald area at week 28 of treatment*) # Th ic k H ai rs Time (w) 200 100 0 250 150 50 300 4 8 12 16 20 24 A S S E S S M E N T A R E A = R 1 TREATMENT POST-TREATMENT 1 2 W EEK SBA SEL IN E 2 8 W EEK S 6 MON T HS 2 YE ARS 4 YE ARS F E M A L E M A LE Top head view of Stumptailed Macaque’s showing phenotypic change over time o Hair density & thickness improved with short treatment duration in primate model of androgenetic alopecia o Hair growth remains and improves several years post cessation 40mg/kg s.c. Q2W for 28 weeks Study commissioned by Absci CIO Andreas Busch while at Bayer. Disclosure from competitor COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED *WO 2019/011719 A1

ABS-201 | AGA

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ABS-201 in human ex vivo culture study supports MOA in human scalp follicles


Frontotemporal
Hairline Region
Scalp Punch
Scalp Skin

MODEL SYSTEM:

- Frontotemporal male scalp skin is the most androgenetic alopecia affected skin region
- Organ culture is the most relevant human preclinical hair research tool ex vivo

ABS-201 significantly prolongs anagen/inhibits catagen and stimulates hair matrix proliferation


Microscopic hair cycle staging
% of HFs in each hair cycle stage
100
80
60
40
20
0
IgG Ctrl
ABS-201
IgG +PRL
ABS-201 +PRL
Anagen
Early Catagen
Mid Catagen

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ABS-201 | AGA

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Stem Cell Protection & Maintenance
(↑K15+ Stem Cells)
↑ FGF7 and IGF1 Expression
Proliferation of Hair Matrix Keratinocytes
ABS-201
PRLR
CD34+ cell
Prolactin
IGF-1/ FGF7
Proliferative hair matrix keratinocyte

Additional ABS-201 *ex vivo* study found:

- Prolonging anagen phase and blocking catagen, thereby inhibiting telogen effluvium
- Protecting and promoting hair follicle stem cells and and restoring CD34+ progenitor cells
- Stimulating key hair growth factors (IGF1, FGF7)
- Decreasing catagen driver TGFβ-2
- Increasing hair shaft and hair shaft keratin production

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ABS-201 | AGA

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Phase 1/2a trial designed to provide readouts on safety, tolerability, and PoC in AGA

HEADLINE

Design Elements:

- Double-Blind, Placebo-controlled, FIH
- Multi-site study in Australia
- Dose range ensures predicted >90% RO

Population:

- Up to 227 male & female healthy participants
- SAD; n= 32 healthy volunteers
- MAD; n= 147 AGA subjects (Norwood Scale IIIv-V)
- Optional AGA cohorts in SAD/MAD; n= 48
- 3:1 randomization

Endpoints:

- **Primary:** Safety & Tolerability
- **Secondary:**
  - PK/PD
  - Efficacy readouts include target area hair count, width, and darkness (pigmentation)

Single Ascending Dose

Cohort 1	Cohort 2	Cohort 3	Cohort 4
150mg IV	**450mg IV**	**900mg IV**	**1800mg IV**
n=8	**n=8**	**n=8**	**n=8**

- First cohort fully enrolled and dosed - Enrollment of remaining cohorts ongoing
- **Dec 2025:** Initiated
- **1H 2026:** PK and interim safety expected

Multiple Ascending Dose (26 weeks)

Cohort 1	Cohort 2	Cohort 3
300mg SC	**600mg SC**	**1200mg SC**
n=49	**n=49**	**n=49**

- MAD design enabling **PoC for AGA**
- **2Q 2026:** Expected initiation
- **2H 2026:** Expected 13-week interim PoC readout
- **Early 2027:** Expected 26-week topline PoC readout

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COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 12 A B S - 2 0 1 | A GA ABS-201 TPP aims to offer a new treatment category in AGA based on efficacy and convenience 0 10 20 30 40 50 60 70 80 Ef fi ca cy ( te rm in al h ai rs /c m 2) Topical Minoxidil Oral Minoxidil FinasteridePRP Transplant + oral/topical Potential ABS-201 TPP * Based on 2-3 injections during first 6 months for >2 years of hair growth Efficacy at 24w for Vertex terminal hair count in male subjects: Oral Minoxidil (5mg/day): Panchaprateep 2020 (10.1007/s13555-020-00448-x) and Penha 2024 (doi:10.1001/jamadermatol.2024.0284); PRP: Dervishi 2019 (10.1111/jocd.13113); Finasteride and Topical Minoxidil: : Gupta 2022 (doi:10.1001/jamadermatol.2021.5743 ), Transplant: based on KOL interviews. Convenience and Comfort BetterWorse

ABS-201 | AGA

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Consumer Research Validates Market Potential of ABS-201

Significant Unmet Need:
Driven by psycho-social impacts (loss of confidence, self-esteem) from AGA

Strong Commercial Demand:
Nearly all men and roughly 90% of women are inclined to ask their doctors about ABS-201

High Value Proposition:
Significant share of respondents willing to pay a premium for the ABS-201 TPP

Disruptive Potential:
Over 1/3 of respondents would select ABS-201 before their current treatment, suggesting ABS-201 can effectively compete as first-line therapy

610 Participants:

306 Men | 304 Women

*ALL PARTICIPANTS EXPERIENCING HAIR LOSS

Men	Women	
UP TO 97% MEN	UP TO 88% WOMEN	EXTREMELY OR VERY LIKELY TO ASK HCP ABOUT ABS-201
37% MEN	36% WOMEN	WOULD TRY ABS-201 FIRST (FIRST LINE)
80% MEN	81% WOMEN	REPORT NEGATIVE PSYCHOLOGICAL IMPACT

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HAIR REGROWTH THERAPY

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Total AGA pts in the US 50M male, 30M female	80M
Income ≥$75K (US Census) Pts 17-69 yo	~39M
Concerned / motivated about hair loss	~26M
Strong interest in TPP	~22 – 24M
Strongest interest in TPP with premium price-to-performance	~15 – 18M

Patient Funnel

>$25B

ESTIMATED U.S. TAM

>$40B

POTENTIAL GLOBAL TAM

5-9M Pts Treated/Year
Assuming 2-3 Year Durability

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ABS 201 | ENDOMETRIOSIS

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Development of ABS-201 in Endometriosis

1. Addresses Long-standing Unmet Medical Need and Poor standard of care

2. Strong Biological And Clinical Rationale: Including POC for PRLR mechanism in humans

3. Large, untapped market offers significant upside potential

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ABS-201 | ENDOMETRIOSIS

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PRLR antagonism is a novel and differentiated MoA in Endometriosis

PRL and PRLR play a dual role in endometrial lesion development and pain response


Endometrial lesion
Local PRL
Sensory neuron
1
2
4 PRL
PRLR-L
PRLR-S
Stromal cell
Immune cell
Adipocyte
3 Pituitary PRL
5 PAIN

- Endometriotic lesions produce prolactin under estrogen/progesterone control.
- Excess prolactin promotes lesion growth and sensitizes pain-sensing nerves, contributing to chronic pelvic pain.
- Prolactin signaling is independent of sex-hormone pathways, offering a differentiated, non-hormonal treatment modality vs current therapies.

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

Sources: PMID 37169264

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PRLR antagonism reduces lesion formation and pain in endometriosis mouse model 17 A B S - 2 0 1 | E ND O M E T R I OS I S COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED * 1 2 3 4 5 0 * * * D is e as e S co re Control Graft + danazol + faslodex + cetrorelix Prolactin Antagonist Antibody Prolactin inhibition decreases endometrial lesion formation in female mouse interna R el at iv e U te ri n e W e ig h t (% ) 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 * Control Graft + danazol + faslodex + cetrorelix Prolactin Antagonist Antibody * * Sources: Patil et al. iScience 2019 Otto et al. Pharmacol Res Perspect. 2022 % Distance travelled at Week 7 (compared to baseline) lgG1 – w/o transplant lgG1 – with transplant ABS-201 GnRh o ABS-201 and GnRh modulator increase distance traveled relative to placebo over time as surrogate for pain reduction *p < .05 ** p<0.01; *** p<0.001

ABS-201 | ENDOMETRIOSIS

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ABS-201 in Endometriosis offers a differentiated profile with potential for blockbuster peak sales

NOVEL TREATMENT OPTION FOR ~9M PATIENTS IN THE U.S. ALONE WITH ENDOMETRIOSIS

- **Novel Mechanism:** Non–sex-steroid (peptide) hormone
- **Potential for Improved Safety Profile:** Potential improved AE profile & longer use than GnRH
- **Dual Action**: Potential on both pain and lesion growth
- **Best-in-class Potential**: Superior developability and expected half-life
- **Disease Modifying:** Potential to treat cause
- **Clinically validated:** through HMI-115 Ph2 study

Potential to generate

>$4.5B

at peak sales

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PIPELINE

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Advancing and expanding our pipeline of novel & differentiated assets designed using AI


Lead
DC
IND*
THERAPEUTIC AREA
TARGET ID
LEAD ID
CANDIDATE ID
IND-ENABLING
PHASE 1
PHASE 2
CLINICAL STAGE PIPELINE
ABS- 201
Androgenetic Alopecia (PRLR)
Ph1 / 2a
Endometriosis (PRLR)
Ph1
ABS- 101
INFL. Bowel Disease (TL1A)
Partnering Ready
NEXT-GEN PIPELINE
Early Discovery Programs
READY FOR PARTNERING
ABS-501
Partnering Ready
ABS-301
Partnering Ready

*or equivalent ex-US filing

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TEAM

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"Multilingual" team with expertise in AI and drug creation

EXPERTISE AND BACKGROUND FROM:

OpenAI, Google, NVIDIA, Harvard University, Stanford University, MIT, Meta, Takeda, X, AstraZeneca, Broad Institute, Bayer, Pfizer, Bristol Myers Squibb, novo nordisk, Philips, Microsoft, amazon

LEADERSHIP TEAM:



Sean McClain
Founder, CEO & Board Director



Andreas Busch, PHD
Chief Innovation Officer



Zach Jonasson, PHD
Chief Financial Officer & Chief Business Officer



Amir Shanehsazzadeh
SVP, Chief AI Officer



Shelby Walker, JD
Chief Legal Officer



Karin Wierinck
Chief People Officer



Christine Lemke
SVP, Portfolio & Growth Strategy

BOARD OF DIRECTORS:



Frans Van Houten
Chairman of the Board
Former CEO, Royal Phillips



Sean McClain
Founder, CEO & Board Director



Sir Mene Pangalos, PhD
Former EVP R&D AstraZeneca



Mary Szela
CEO & President
TriSalus Life Sciences



Joseph Sirosh, PhD
Former CVP AI Microsoft



Dan Rabinovitsj
VP Hardware Engineering, Meta



Karen McGinnis, CPA
Former Chief Accounting Officer, Illumina

SCIENTIFIC ADVISORY BOARD:



Sir Mene Pangalos, PHD
Co-Chair SAB
Former EVP R&D AstraZeneca



Andreas Busch, PHD
Co-Chair SAB
Chief Innovation Officer



Ian McInnes, PHD
Vice Principal and Head of College
University of Glasgow



Luis Diaz, MD
Head, Division of Solid Tumor Oncology
Memorial Sloan Kettering Cancer Center



John Wherry, PHD
Director, Institute for Immunology & Immune Health, University of Pennsylvania



Victor Greiff, PHD
Associate Professor
University of Oslo



Hubert Truebel, MD, PHD, MBA
Chief Medical Officer
AiCuris

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OVERVIEW

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Absci at a Glance

140

EMPLOYEES

"Multi-lingual" AI + Drug Discovery expertise AI team drawing on experience from tech leaders:

HARVARD UNIVERSITY, Google, MIT, X, OpenAI, Microsoft Research, NVIDIA, Stanford University

Biologics drug discovery expertise from:

AstraZeneca, Pfizer, Takeda, Shire

77,000

SQUARE FEET

- State-of-the-art wet and dry lab in Vancouver WA
- Absci AI Research (AAIR) lab in NYC
- Innovation Centre in Zug Switzerland

10+

PARTNERS, INCLUDING

MERCK, almirall, Memorial Sloan Kettering Cancer Center, TWIST

3

CLINICAL STAGE PROGRAMS

In Androgenetic Alopecia, Endometriosis, and Inflammatory Bowel Disease

>$143M

BALANCE SHEET*
RUNWAY INTO 1H 2028

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*As of December 31, 2025 - $143.7M Cash, Cash Equivalents and Marketable Securities (unaudited)

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Leading AI x Bio platform driving 2 Phase 2 readouts in the next 24 months COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 22 C A T A L Y S T S ABS-20 1 in AGA o Accelerated Ph1/2a Study initiated Dec 2025 o Safety, Tolerability, and PK readout expected 1H 2026 o Interim PoC Readout – anticipated 2H 2026 ABS-20 1 in ENDO o Accelerated Ph1/2a Study initiated Dec 2025 o Phase 2 initiation expected in 2H2026

Generative AI Re(Generative) Biology A B S C I C O R P O R A T I O N 2 0 2 6 A L L R I G H T S R E S E R V E D 2026 J.P. MORGAN HEALTHCARE CONFERENCE